Financial risks	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Financial risks
4 Financial risks
General
As an insurance group, Aegon is exposed to a variety of risks. Aegon’s largest exposures are to changes in financial markets (e.g. foreign currency, interest rate, credit and equity market risks) that affect the value of the investments, liabilities from products that Aegon sells, deferred expenses and value of business acquired. Other risks include insurance related risks, such as changes in mortality, morbidity, bond credit spread and liquidity premium, which are discussed in note 34 Insurance contracts. Aegon manages risk at local level where business is transacted, based on principles and policies established at the Group level. Aegon’s integrated approach to risk management involves similar measurement of risk and scope of risk coverage to allow for aggregation of the Group’s risk position.
To manage its risk exposure, Aegon has risk policies in place. Many of these policies are group-wide while others are specific to the unique situation of local businesses. The Group level policies limit the Group’s exposure to major risks such as equity, interest rates, credit, and currency. The limits in these policies in aggregate remain within the Group’s overall tolerance for risk and the Group’s financial resources. Operating within this policy framework, Aegon employs risk management programs including asset liability management (ALM) processes and models and hedging programs (which are largely conducted via the use of financial derivative instruments). These risk management programs are in place in each country unit and are not only used to manage risk in each unit, but are also part of the Group’s overall risk strategy.
Aegon operates a Derivative Use Policy to govern its usage of derivatives. This policy establishes the control, authorization, execution and monitoring requirements of the usage of such instruments. In addition, the policy stipulates necessary mitigation of credit risk created through derivatives management tools. For derivatives, counterparty credit risk is normally mitigated by requirements to post collateral via credit support annex agreements or through a central clearinghouse.
As part of its risk management programs, Aegon takes inventory of its current risk position across risk categories. Aegon also measures the sensitivity of net income and shareholders’ equity under both deterministic and stochastic scenarios. Management uses the insight gained through these ‘what if?’ scenarios to manage the Group’s risk exposure and capital position. The models, scenarios and assumptions used are reviewed regularly and updated as necessary.
Results of Aegon’s sensitivity analyses are presented throughout this section to show the estimated sensitivity of net income and shareholders’ equity to various scenarios. For each type of market risk, the analysis shows how net income and shareholders’ equity would have been affected by changes in the relevant risk variable that were reasonably possible at the reporting date. For each sensitivity test the impact of a reasonably possible change in a single factor is shown. Management action is taken into account to the extent that it is part of Aegon’s regular policies and procedures, such as established hedging programs. However, incidental management actions that would require a change in policies and procedures are not considered.
Each sensitivity analysis reflects the extent to which the shock tested would affect management’s critical accounting estimates and judgment in applying Aegon’s accounting policies. Market-consistent assumptions underlying the measurement of non-listed
assets and liabilities are adjusted to reflect the shock tested. The shock may also affect the measurement of assets and liabilities based on assumptions that are not observable in the market. For example, a shock in interest rates may lead to changes in the amortization schedule of DPAC or to increased impairment losses on equity investments. Although management’s short-term assumptions may change if there is a reasonably possible change in a risk factor, long-term assumptions will generally not be revised unless there is evidence that the movement is permanent. This fact is reflected in the sensitivity analyses.
The accounting mismatch inherent in IFRS is also apparent in the reported sensitivities. A change in interest rates has an immediate impact on the carrying amount of assets measured at fair value. However, the shock will not have a similar effect on the carrying amount of the related insurance liabilities that are measured based on locked-in
assumptions or on management’s long-term expectations. Consequently, the different measurement bases for assets and liabilities lead to increased volatility in IFRS net income and shareholders’ equity. Aegon has classified a significant part of its investment portfolio as
‘available-for-sale’,
which is one of the main reasons why the economic shocks tested have a different impact on net income than on shareholders’ equity.

Unrealized gains and losses on these assets are not recognized in the income statement but are booked through other comprehensive income to the revaluation reserves in shareholders’ equity, unless impaired. As a result, economic sensitivities predominantly impact shareholders’ equity but leave net income unaffected. The effect of movements of the revaluation reserve on capitalization ratios and capital adequacy are minimal. Aegon’s target ratio for the composition of its capital base is based on shareholders’ equity excluding the revaluation reserve.
The sensitivities do not reflect what the net income for the period would have been if risk variables had been different because the analysis is based on the exposures in existence at the reporting date rather than on those that actually occurred during the year. Nor are the results of the sensitivities intended to be an accurate prediction of Aegon’s future shareholders’ equity or earnings. The analysis does not take into account the impact of future new business, which is an important component of Aegon’s future earnings. It also does not consider all methods available to management to respond to changes in the financial environment, such as changing investment portfolio allocations or adjusting premiums and crediting rates. Furthermore, the results of the analyses cannot be extrapolated for wider variations since effects do not tend to be linear.
Concentration risk for financial risks are measured and managed at the following levels:
◆	Concentration per risk type: Risk exposures are measured per risk type as part of Aegon’s internal economic framework. A risk tolerance framework is in place which sets risk limits per risk type to target desired risk balance and promote diversification across risk types;
◆	Concentration per counterparty: Risk exposure is measured and risk limits are in place per counterparty as part of the Counterparty Name Limit Policy; and
◆	Concentration per sector, geography and asset class: Aegon’s investment strategy is translated in investment mandates for its internal and external asset managers. Through these investment mandates limits on sector, geography and asset class are set. Compliance monitoring of the investment mandates is done by the insurance operating companies.
Moreover, concentration of financial risks are measured in Aegon business planning cycle. As part of business planning, the resilience of Aegon’s business strategy is tested in several extreme event scenarios. In the Adverse Financial scenario, financial markets are stressed without assuming diversification across different market factors. Within the projection certain management actions may be implemented when management deems this necessary.
Aegon’s significant financial risks and related financial information are explained in the order as follows:
◆	Credit risk
◆	Equity market risk and other investment risks
◆	Interest rate risk
◆	Currency exchange risk
◆	Liquidity risk
Credit risk
As premiums and deposits are received, these funds are invested to pay for future policyholder obligations. For general account products, Aegon typically bears the risk for investment performance which is equal to the return of principal and interest. Aegon is exposed to credit risk on its general account fixed-income portfolio (debt securities, mortgages and private placements), over-the-counter
derivatives and reinsurance contracts. Some issuers have defaulted on their financial obligations for various reasons, including bankruptcy, lack of liquidity, downturns in the economy, downturns in real estate values, operational failure and fraud. During financial downturns, Aegon can incur defaults or other reductions in the value of these securities and loans, which could have a materially adverse effect on Aegon’s business, results of operations and financial condition. Investments for account of policyholders are excluded as the policyholder bears the credit risk associated with the investments.
The table that follows shows the Group’s maximum exposure to credit risk from investments in general account financial assets, as well as general account derivatives and reinsurance assets, collateral held and net exposure. Please refer to note 45 and 46 for further information on capital commitments and contingencies and on collateral given, which may expose the Group to credit risk.

2019	Maximum exposure to credit risk	Cash	Securities	Letters of credit / guarantees	Real estate property	Master netting agree- ments	Other	Total collateral	Surplus collateral (or overcollater- alization)	Net exposure
Debt securities - carried at fair value	86,853	-	-	267	-	-	-	267	-	86,586

Money market and other short-term investments - carried at fair value	5,327	-	363	-	-	-	-	363	23	4,987

Mortgage loans - carried at amortized cost	37,750	2,648	-	65	61,159	-	-	63,872	26,249	127

Private loans - carried at amortized cost	4,487	51	-	-	-	-	-	51	-	4,436

Other loans - carried at amortized cost	2,353	-	-	-	-	-	2,008	2,008	1,329	1,674

Other financial assets - carried at fair value	4,083	-	-	-	-	-	-	-	-	4,083

Derivatives	10,658	2,666	47	31	-	8,186	-	10,930	283	10

Reinsurance assets	20,835	-	3,884	105	-	-	-	3,989	-	16,845
At December 31	172,346	5,365	4,294	468	61,159	8,186	2,008	81,481	27,884	118,749

2018	Maximum exposure to credit risk	Cash	Securities	Letters of credit / guarantees	Real estate property	Master netting agree- ments	Other	Total collateral	Surplus collateral (or overcollateral- ization)	Net exposure

Debt securities - carried at fair value	81,253	-	-	169	-	-	-	169	-	81,084

Money market and other short-term investments - carried at fair value	6,307	-	484	-	-	-	-	484	29	5,852

Mortgage loans - carried at amortized cost	36,240	2,535	-	136	57,009	-	-	59,680	23,589	149

Private loans - carried at amortized cost	4,103	45	-	-	-	-	-	45	-	4,058

Other loans - carried at amortized cost	2,310	-	-	-	-	-	1,960	1,960	1,238	1,589

Other financial assets - carried at fair value	3,551	-	-	-	-	-	-	-	-	3,551

Derivatives	7,337	2,627	233	31	-	4,606	-	7,496	225	66

Reinsurance assets	20,505	-	4,035	104	-	-	-	4,139	-	16,366
At December 31	161,607	5,207	4,752	439	57,009	4,606	1,960	73,972	25,081	112,715
Debt securities
Several bonds in Aegon’s Americas’ portfolio are guaranteed by Monoline insurers. This is shown in the table above in the column ‘Letters of credit / guarantees’. Further information on the Monoline insurers is provided below under ‘Monoline insurers’.

Money market and short-term investments
The collateral reported for the money market and short-term investments are related to tri-party
repurchase agreements (repos). Within
tri-party
repos Aegon invests under short-term reverse repurchase agreements and the counterparty posts collateral to a third party custodian. The collateral posted is typically high-quality, short-term securities and is only accessible for or available to Aegon in the event the counterparty defaults.

Mortgage loans
The real estate collateral for mortgages includes both residential and commercial properties. The collateral for commercial mortgage loans in Aegon Americas is measured at fair value. At a minimum on an annual basis, a fair value is estimated for each individual real estate property that has been pledged as collateral. When a loan is originally provided, an external appraisal is obtained to estimate the value of the property. In subsequent years, the value is typically estimated internally using various professionally accepted valuation methodologies. Internal appraisals are performed by qualified, professionally accredited personnel. International valuation standards are used and the most significant assumptions made during the valuation of real estate are the current cost of reproducing or replacing the property, the value that the property’s net earning power will support, and the value indicated by recent sales of comparable properties. Valuations are primarily supported by market evidence. For Aegon the Netherlands, collateral for the residential mortgages is measured as the foreclosure value which is indexed periodically.
Cash collateral for mortgage loans includes the savings that have been received to redeem the underlying mortgage loans at redemption date. These savings are part of the credit side of the statement of financial position, but reduce the credit risk for the mortgage loan as a whole.
A substantial part of Aegon’s Dutch residential mortgage loan portfolio benefits from guarantees by a Dutch government-backed trust (Stichting Waarborgfonds Eigen Woning) through the Dutch Mortgage loan Guarantee program (NHG). With exception of
NHG-backed
mortgage loans originated after January 1, 2014, for which a 10% lender-incurred haircut applies on realized losses on each defaulted loan, these guarantees cover all principal losses, missed interest payments and foreclosure costs incurred upon termination and settlement of defaulted mortgage loans when lender-specific terms and conditions of the guarantee are met. When not fully met, the trust may pay claims in part or in full, depending on the severity of the breach of terms and conditions. For each specific loan, the guarantee amortizes in line with an equivalent annuity mortgage loan. When the remaining loan balance at default does not exceed the amortized guarantee, it covers the full loss under its terms and conditions. Any loan balance in excess of this decreasing guarantee profile serves as a first loss position for the lender.
Derivatives
The master netting agreements column in the table relates to derivative liability positions which are used in Aegon’s credit risk management. The offset in the master netting agreements column includes balances where there is a legally enforceable right of offset, but no intention to settle these balances on a net basis under normal circumstances. As a result, there is a net exposure for credit risk management purposes. However, as there is no intention to settle these balances on a net basis, they do not qualify for net presentation for accounting purposes.
Reinsurance assets
The collateral related to the reinsurance assets include assets in trust that are held by the reinsurer for the benefit of Aegon. The assets in trust can be accessed to pay policyholder benefits in the event the reinsurers fail to perform under the terms of their contract. Further information on the related reinsurance transactions is included in note 26 Reinsurance assets.
Other loans
The collateral included in the other column represents the policyholders account value for policy loans. The excess of the account value over the loan value is included in the surplus collateral column. For further information on the policy loans refer to note 22.1 Financial assets, excluding derivatives.
The total collateral includes both under- and over-collateralized positions. To present a net exposure of credit risk, the over-collateralization, which is shown in the surplus collateral column, is extracted from the total collateral.
Credit risk management
Aegon manages credit risk exposure by individual counterparty, sector and asset class, including cash positions. Normally, Aegon mitigates credit risk in derivative contracts by entering into credit support agreement, where practical, and in ISDA master netting agreements for most of Aegon’s legal entities to facilitate Aegon’s right to offset credit risk exposure. Main counterparties to these transactions are investment banks which are typically rated ‘A’ or higher. The credit support agreement will normally dictate the threshold over which collateral needs to be pledged by Aegon or its counterparty. Transactions requiring Aegon or its counterparty to post collateral are typically the result of derivative trades, comprised mostly of interest rate swaps, equity swaps, currency swaps and credit swaps. Collateral received is mainly cash (USD and EUR). The credit support agreements that outline the acceptable collateral require high-quality instruments to be posted. Over the last three years, there was no default with any derivatives counterparty. The credit risk associated with financial assets subject to a master netting agreement is eliminated only to the extent that financial liabilities due to the same counterparty will be settled after the assets are realized. Eligible derivative transactions are traded via Central Clearing Houses as required by EMIR and the Dodd-Frank act. Credit risk in these transactions is mitigated through posting of initial and variation margins.
Aegon may also mitigate credit risk in reinsurance contracts by including downgrade clauses that allow the recapture of business, retaining ownership of assets required to support liabilities ceded or by requiring the reinsurer to hold assets in trust. For the resulting net credit risk exposure, Aegon employs deterministic and stochastic credit risk modeling in order to assess the Group’s credit risk profile, associated earnings and capital implications due to various credit loss scenarios.
Aegon operates a Credit Name Limit Policy (CNLP) under which limits are placed on the aggregate exposure that it has to any one counterparty. Limits are placed on the exposure at both group level and individual country units. The limits also vary by a rating system, which is a composite of the main rating agencies (S&P, Moody’s and Fitch) and Aegon’s internal rating of the counterparty. If an exposure exceeds the stated limit, then the exposure must be reduced to the limit for the country unit and rating category as soon as possible. Exceptions to these limits can only be made after explicit approval from Aegon’s Group Risk and Capital Committee (GRCC). The policy is reviewed regularly.
At December 31, 2019, there were two violations of the Credit Name Limit Policy at Group level (December 31, 2018: nil). These related to Bank of America and Republic of Turkey. The Bank of America violation was addressed in early 2020 and the Turkey violation is being monitored.
At December 31, 2019, Aegon’s largest corporate credit exposures are to Wilton Re Holdings Ltd, American United Mutual Insurance, SCOR and Reinsurance Group of America. Aegon had large government exposures, the largest being in the Americas, the Netherlands and Germany. Highly rated government bonds and government exposure domestically issued and owned in local currency are excluded from the Credit Name Limit Policy.
Aegon group level long-term counterparty exposure limits are as follows:
Group limits per credit rating

Amounts in EUR million	2019	2018

AAA	900	900

AA	900	900

A	675	675

BBB	450	450

BB	250	250

B	125	125

CCC or lower	50	50
Credit rating
The ratings distribution of general account portfolios of Aegon’s major reporting units, excluding reinsurance assets, are presented in the table that follows, organized by rating category and split by assets that are valued at fair value and assets that are valued at amortized cost. Aegon uses a composite rating based on a combination of the external ratings of S&P, Moody’s, Fitch and National Association of Insurance Commissioners (NAIC which is for US only) and internal ratings. The rating used is the lower of the external rating and the internal rating.

Credit rating general account investments, excluding reinsurance assets 2019	Americas		The Netherlands		United Kingdom		Southern & Eastern Europe
	Amortized		Amortized		Amortized		Amortized
	cost	Fair value	cost	Fair value	cost	Fair value	cost	Fair value

AAA	1,311	14,664	1,799	13,342	-	91	-	15

AA	3,671	4,162	82	7,625	-	624	-	101

A	3,580	19,752	47	8,271	-	307	61	592

BBB	275	19,062	970	1,758	-	120	5	572

BB	15	1,314	49	97	-	1	-	10

B	4	926	-	2	-	-	36	212

CCC or lower	-	677	-	-	-	-	-	1

Assets not rated	1,971	4,028	30,306	1,493	-	959	16	72

Total	10,827	64,584	33,251	32,589	-	2,103	118	1,574

Past due and / or impaired assets	95	1,051	210	19	-	-	-	-
At December 31	10,922	65,635	33,460	32,609	-	2,103	118	1,574

Credit rating general account investments, excluding reinsurance assets 2019	Asia		Asset Management			Total 2019 1)
	Amortized		Amortized		Amortized		Total carrying
	cost	Fair value	cost	Fair value	cost	Fair value	value

AAA	-	1,032	-	164	3,110	29,322	32,431

AA	-	500	-	2	3,752	13,014	16,766

A	-	2,260	-	11	3,688	31,206	34,895

BBB	-	2,530	-	15	1,249	24,058	25,307

BB	-	158	-	27	64	1,678	1,742

B	-	100	-	34	40	1,274	1,314

CCC or lower	-	13	-	9	-	699	699

Assets not rated	42	17	-	5	32,383	6,789	39,172

Total	42	6,611	-	266	44,286	108,040	152,327
Past due and / or impaired assets	-	9	-	-	305	1,101	1,406
At December 31	42	6,620	-	266	44,591	109,142	153,732

1	Includes investments of Holding and other activities.

Credit rating general account investments, excluding reinsurance assets 2018	Americas		The Netherlands		United Kingdom		Southern & Eastern Europe
	Amortized		Amortized		Amortized		Amortized
	cost	Fair value	cost	Fair value	cost	Fair value	cost	Fair value

AAA	941	15,338	1,611	12,956	-	84	-	10

AA	3,104	3,855	83	6,704	-	594	-	100

A	3,567	17,428	55	2,482	-	291	54	505

BBB	266	17,609	924	1,299	-	95	3	682

BB	7	1,393	52	39	-	1	9	22

B	-	1,013	-	-	-	-	64	105

CCC or lower	-	741	-	-	-	-	1	1

Assets not rated	1,952	4,126	29,534	4,423	-	1,085	13	70

Total	9,837	61,501	32,259	27,905	-	2,149	143	1,496

Past due and / or impaired assets	108	1,346	277	25	-	-	-	1
At December 31	9,945	62,847	32,536	27,930	-	2,149	143	1,497

	Asia		Asset Management			Total 2018 1)
Credit rating general account investments, excluding reinsurance assets 2018	Amortized cost	Fair value	Amortized cost	Fair value	Amortized cost	Fair value	Total carrying value

AAA	-	987	-	136	2,552	29,518	32,070

AA	-	372	-	-	3,188	11,626	14,813

A	-	1,823	-	5	3,675	22,542	26,218

BBB	-	2,186	-	1	1,193	21,871	23,064

BB	-	140	-	9	68	1,653	1,721

B	-	132	-	17	64	1,267	1,331

CCC or lower	-	22	-	9	1	773	774

Assets not rated	16	14	-	5	31,527	9,960	41,488

Total	16	5,676	-	181	42,268	99,210	141,478

Past due and / or impaired assets	-	27	-	-	385	1,399	1,784
At December 31	16	5,704	-	181	42,653	100,609	143,263

1	Includes investments of Holding and other activities.
The following table shows the credit quality of the gross positions in the statement of financial position for general account reinsurance assets specifically:

	Carrying value 2019	Carrying value 2018

AAA	-	-

AA	10,477	9,150

A	10,002	11,041

Below A	40	30

Not rated	316	284
At December 31	20,835	20,505

Credit risk concentration
The tables that follow present specific credit risk concentration information for general account financial assets.

Credit risk concentrations – debt securities and money market investments 2019	Americas	The Netherlands	United Kingdom	Southern & Eastern Europe	Asia	Asset Manage- ment	Total 2019 1 )	Of which past due and / or impaired assets

Residential mortgage-backed securities (RMBSs)	2,289	311	-	-	128	-	2,729	909

Commercial mortgage-backed securities (CMBSs)	3,428	13	128	-	584	1	4,154	8

Asset-backed securities (ABSs) - CDOs backed by ABS, Corp. bonds, Bank loans	519	1,050	-	-	73	-	1,642	4

ABSs – Other	1,724	73	72	6	384	-	2,258	1

Financial - Banking	6,561	2,684	154	224	928	3	10,554	4

Financial - Other	8,885	191	38	71	742	154	10,096	4

Industrial	23,158	2,243	234	176	2,966	57	28,835	61

Utility	3,760	136	67	45	402	1	4,411	52

Government bonds	9,558	16,072	449	975	401	44	27,500	2
At December 31	59,882	22,773	1,143	1,497	6,609	260	92,180	1,046

1	Includes investments of Holding and other activities.

Credit risk concentrations – Government bonds per country of risk 2019	Americas	The Netherlands	United Kingdom	Southern & Eastern Europe	Asia	Asset Manage- ment	Total 2019 1)

United States	8,893	1	-	4	309	2	9,210

Netherlands	-	6,316	-	-	-	-	6,316

United Kingdom	-	-	362	-	-	18	380

Austria	-	1,227	-	4	-	-	1,230

Belgium	-	1,097	21	5	-	-	1,123

Finland	-	135	-	-	-	-	135

France	-	1,512	35	3	-	-	1,551

Germany	-	4,649	-	-	-	-	4,649

Hungary	2	-	-	345	-	-	348

Luxembourg	-	807	-	-	-	-	807

Spain	-	95	-	273	-	-	368

Rest of Europe	85	216	-	336	6	3	646

Rest of world	576	17	32	5	85	22	737
Supranational	1	-	-	-	-	-	1

At December 31	9,558	16,072	449	975	401	44	27,500

1	Includes investments of Holding and other activities.

Credit risk concentrations – Credit rating 2019 2)	Government bonds	Corporate bonds	RMBSs CMBSs ABSs	Other	Total 2019 1)

AAA	20,324	719	6,344	1,861	29,248

AA	4,903	3,514	1,429	2	9,848

A	899	22,416	1,378	-	24,693

BBB	949	22,137	284	-	23,371

BB	110	1,292	122	-	1,524

B	297	956	27	-	1,280

CCC or lower	18	309	1,197	-	1,524

Assets not rated	-	3	3	686	691

At December 31	27,500	51,347	10,783	2,549	92,180

1	Includes investments of Holding and other activities.
2	CNLP Ratings are used and are the lower of the Barclay’s Rating and the Internal Rating with the Barclay’s rating being a blended rating of S&P, Fitch, and Moody’s.

Credit risk concentrations – debt securities and money market investments 2018	Americas	The Netherlands	United Kingdom	Southern & Eastern Europe	Asia	Asset Manage- ment	Total 2018 1)	Of which past due and / or impaired assets

Residential mortgage-backed securities (RMBSs)	2,138	395	-	-	52	-	2,585	918

Commercial mortgage-backed securities (CMBSs)	3,314	35	127	-	537	-	4,013	14

Asset-backed securities (ABSs) - CDOs backed by ABS, Corp. bonds, Bank loans	717	1,669	-	-	61	-	2,447	3

ABSs – Other	1,915	247	61	6	323	-	2,552	40

Financial - Banking	6,423	1,473	132	210	815	6	9,059	29

Financial - Other	8,863	188	33	116	595	121	9,924	19

Industrial	21,060	1,515	213	148	2,486	33	25,457	187

Utility	3,572	115	60	51	370	-	4,169	144

Government bonds	9,607	15,948	438	889	457	17	27,356	8

At December 31	57,609	21,586	1,064	1,419	5,696	176	87,560	1,362

1	Includes investments of Holding and other activities.

Credit risk concentrations – Government bonds per country of risk 2018	Americas	The Netherlands	United Kingdom	Southern & Eastern Europe	Asia	Asset Manage- ment	Total 2018 1)

United States	8,891	-	-	-	362	-	9,253

Netherlands	-	6,040	-	-	-	-	6,040

United Kingdom	-	-	356	1	-	17	374

Austria	-	1,102	-	4	-	-	1,106

Belgium	-	1,000	21	6	-	-	1,027

Finland	-	949	-	-	-	-	949

France	-	1,292	33	5	-	-	1,329

Germany	-	4,397	-	-	-	-	4,397

Hungary	3	-	-	410	-	-	413

Luxembourg	-	786	-	1	-	-	787

Spain	-	89	-	209	-	-	298

Rest of Europe	103	264	-	247	9	-	623

Rest of world	580	30	28	5	86	-	730

Supranational	30	-	-	-	-	-	30

At December 31	9,607	15,948	438	889	457	17	27,356

1	Includes investments of Holding and other activities.

Credit risk concentrations – Credit rating 2018 2)	Government bonds	Corporate bonds	RMBSs CMBSs ABSs	Other	Total 2018 1)

AAA	20,479	772	6,505	1,753	29,511

AA	4,949	3,264	1,721	-	9,934

A	614	18,482	1,490	1	20,587

BBB	961	20,360	349	1	21,670

BB	215	1,279	144	-	1,638

B	136	1,003	69	-	1,207

CCC or lower	1	302	1,318	-	1,621

Assets not rated	-	-	-	1,391	1,391

At December 31	27,356	45,462	11,596	3,147	87,560

1	Includes investments of Holding and other activities.
2	CNLP Ratings are used and are the lower of the Barclay’s Rating and the Internal Rating with the Barclay’s rating being a blended rating of S&P, Fitch, and Moody’s.

Credit risk concentrations – mortgage loans 2019	Americas	The Netherlands	United Kingdom	Southern & Eastern Europe	Asia	Asset Manage- ment	Total 2019 1)	Of which past due and /or impaired assets

Agricultural	69	-	-	-	-	-	69	-

Apartment	4,383	-	-	-	-	-	4,383	94

Industrial	1,266	-	-	-	-	-	1,266	-

Office	1,395	-	-	-	-	-	1,395	-

Retail	1,575	8	-	-	-	-	1,583	1

Other commercial	258	43	-	-	-	-	302	1

Residential	9	28,742	-	1	-	-	28,752	163

At December 31	8,956	28,793	-	1	-	-	37,750	259

1	Includes investments of Holding and other activities.

Credit risk concentrations – mortgage loans 2018	Americas	The Netherlands	United Kingdom	Southern & Eastern Europe	Asia	Asset Manage- ment	Total 2018 1)	Of which past due and / or impaired assets
Agricultural	69	-	-	-	-	-	69	15
Apartment	3,993	-	-	-	-	-	3,993	92
Industrial	871	-	-	-	-	-	871	-
Office	1,342	-	-	-	-	-	1,343	-
Retail	1,457	9	-	-	-	-	1,466	1
Other commercial	258	35	-	-	-	-	292	2
Residential	12	28,193	-	1	-	-	28,207	227
At December 31	8,002	28,237	-	1	-	-	36,240	337

1	Includes investments of Holding and other activities.

The fair value of Aegon Americas commercial and agricultural mortgage loan portfolio as per December 31, 2019, amounted to EUR 9,447 million (2018: EUR 8,059 million). The loan to value (LTV) amounted to approximately 53% (2018: 54%). Of the portfolio 1.06% (2018: 1.25%) is in delinquency (defined as 60 days in arrears). In 2019, Aegon Americas recognized EUR 0 million of net recoveries (2018: EUR 1 million net impairments) on this portfolio. In 2019, there were no foreclosures (2018: EUR 0 million) and no impairments or recoveries associated with foreclosed loans (2018: EUR 0 million).
The fair value of Aegon the Netherlands mortgage loan portfolio as per December 31, 2019, amounted to EUR 33,111 million (2018: EUR 31,686 million). The LTV amounted to approximately 67% (2018: 70%). A significant part of the portfolio 4
9
% (2018: 46%) is government guaranteed. Of the portfolio, 0.1% (2018: 0.2%) is in delinquency (defined as 60 days in arrears). Impairments in 2019 amounted to EUR 0 million (2018: EUR 0 million). During the last ten years defaults of the portfolio have been 5 basis points on average.
Unconsolidated structured entities
Aegon’s investments in unconsolidated structured entities such as RMBSs, CMBSs and ABSs and investment funds are presented in the line item ‘Investments’ of the statement of financial position. Aegon’s interests in these unconsolidated structured entities can be characterized as basic interests, Aegon does not have loans, derivatives, guarantees or other interests related to these investments. Any existing commitments such as future purchases of interests in investment funds are disclosed in note 45 Commitments and contingencies.
For debt instruments, specifically for RMBSs, CMBSs and ABSs, the maximum exposure to loss is equal to the carrying amount which is reflected in the credit risk concentration table regarding debt securities and money market investments. To manage credit risk Aegon invests primarily in senior notes of RMBSs, CMBSs and ABSs. Additional information on credit ratings for Aegon’s investments in RMBSs, CMBSs and ABSs are disclosed in the sections that describe per category of debt securities the composition and impairment assessments. The composition of the RMBSs, CMBSs and ABSs portfolios of Aegon are widely dispersed looking at the individual amount per entity, therefore Aegon only has non-controlling
interests in individual unconsolidated structured entities. Furthermore these investments are not originated by Aegon.
Except for commitments as noted in note 45 Commitments and contingencies, Aegon did not provide, nor is required to provide financial or other support to unconsolidated structured entities. Nor does Aegon have intentions to provide financial or other support to unconsolidated structured entities in which Aegon has an interest or previously had an interest.
For RMBSs, CMBSs and ABSs in which Aegon has an interest at reporting date, the following table presents total income received from those interests. The Investments column reflects the carrying values recognized in the statement of financial position of Aegon’s interests in RMBSs, CMBSs and ABSs.

			Total income 2019	December 31, 2019
2019	Interest income	Total gains and losses on sale of assets	Total	Investments
Residential mortgage-backed securities	140	97	237	2,729
Commercial mortgage-backed securities	138	182	320	4,153
Asset-backed securities	47	(1)	45	1,642
ABSs - Other	87	81	168	2,258
Total	412	358	769	10,782

			Total income 2018	December 31, 2018
2018	Interest income	Total gains and losses on sale of assets	Total	Investments
Residential mortgage-backed securities	140	(3)	137	2,585

Commercial mortgage-backed securities	139	(41)	98	4,013

Asset-backed securities	54	-	54	2,447

ABSs - Other	84	15	99	2,552
Total	417	(28)	389	11,596
Monoline insurers
EUR 272 million (2018: EUR 178 million) of the bonds in Aegon Americas’ and Asia’s portfolios are insured by Monoline insurers. An insolvency by one of the Monolines could create significant market price volatility for the affected holdings. Of the EUR 272 million indirect exposure on the Monoline insurers, 6% relates to Municipal Bond Insurance Association, Inc. (MBIA), 54% to Ambac Financial Group, Inc. (AMBAC), and 27% to Assured Guaranty Corporation (AGC) (2018: 15% related to MBIA, 13% to AMBAC, and 52% to AGC).
Additional information on credit risk, unrealized losses and impairments
Debt instruments
The amortized cost and fair value of debt securities, money market investments and other, included in Aegon’s available-for-sale
(AFS) portfolios, are as follows as of December 31, 2019, and December 31, 2018.

2019	Amortized cost	Unrealized gains	Unrealized losses	Total fair value	Fair value of instruments with unrealized gains	Fair value of instruments with unrealized losses
Debt securities, money market instruments and other
United States government	7,443	1,377	(8)	8,812	8,478	335
Dutch government	4,869	1,448	-	6,316	6,267	49
Other government	8,901	2,989	(17)	11,872	11,662	210
Mortgage-backed securities	6,366	470	(25)	6,811	5,773	1,037
Asset-backed securities	3,776	103	(9)	3,869	2,881	989
Corporate	40,552	4,853	(167)	45,238	42,801	2,437
Money market investments	5,169	-	-	5,169	4,702	467
Other	976	49	(117)	908	628	280
Total	78,052	11,289	(345)	88,995	83,192	5,803

Of which held by Aegon Americas and NL	69,012	10,493	(327)	79,178	74,025	5,153

2018	Amortized cost	Unrealized gains	Unrealized losses	Total fair value	Fair value of instruments with unrealized gains	Fair value of instruments with unrealized losses
Debt securities, money market instruments and other
United States government	6,973	603	(127)	7,449	4,772	2,676
Dutch government	4,908	1,136	(3)	6,040	6,002	38
Other government	11,327	684	(54)	11,957	11,105	852
Mortgage-backed securities	6,275	366	(84)	6,557	3,700	2,857
Asset-backed securities	4,948	65	(55)	4,958	1,825	3,133
Corporate	39,770	1,748	(1,138)	40,379	21,441	18,939
Money market investments	5,955	-	-	5,955	5,701	254
Other	919	71	(88)	902	707	194
Total	81,073	4,673	(1,550)	84,196	55,253	28,943

Of which held by Aegon Americas and NL	72,520	4,336	(1,352)	75,504	50,976	24,528

Unrealized bond losses by sector
The composition by industry category of Aegon’s
available-for-sale
(AFS) debt securities, money market investments and other in an unrealized loss position at December 31, 2019, and December 31, 2018, is presented in the following table:

	December 31, 2019		December 31, 2018
Unrealized losses - debt securities, money market investments and other	Carrying value of instruments with unrealized losses	Unrealized losses	Carrying value of instruments with unrealized losses	Unrealized losses

Residential mortgage-backed securities (RMBSs)	413	(18)	446	(30)

Commercial mortgage-backed securities (CMBSs)	494	(6)	2,012	(45)

Asset-backed securities (ABSs) - CDOs backed by

ABS, Corp. bonds, Bank loans	662	(5)	2,088	(42)

ABSs - Other	242	(4)	829	(10)

Financial Industry - Banking	349	(20)	2,522	(106)

Financial Industry - Insurance	104	(5)	646	(36)

Financial Industry - Other	615	(15)	1,523	(69)

Industrial	1,293	(105)	10,073	(684)

Utility	249	(10)	1,258	(78)

Government	453	(23)	2,935	(164)

Other	279	(117)	194	(88)

Total held by Aegon Americas and NL	5,153	(327)	24,528	(1,352)

Held by other segments	650	(18)	4,415	(197)

Total	5,803	(345)	28,943	(1,550)
As of December 31, 2019, there are EUR 10,493 million (December 31, 2018: EUR 4,370 million) of gross unrealized gains and EUR 327 million (December 31, 2018: EUR 1,352 million) of gross unrealized losses in the AFS debt securities, money markets and other portfolio of Aegon Americas and Aegon the Netherlands.
US credit and equity market returns were strong during 2019, rebounding from sharp sell-offs at the end of 2018. Credit spreads tightened dramatically, and US equity markets rose throughout the year. Developed-world economic growth was steady and positive, though somewhat lack-luster, with the US generally outperforming most other developed economies. Outside of US, global equity markets were also very strong. The dollar was modestly stronger versus the Euro, and little-changed versus the yen. The US Federal Reserve paused its tightening cycle at the beginning of 2019, and began easing in July, ultimately reducing the Fed Funds rate target by 75 basis points. US Treasury rates declined sharply. Corporate default rates remained low. Oil prices ended the year higher than the very low levels at the end of 2018, but lower than where they traded during most of 2018. Tighter credit spreads and lower US Treasury rates increased the market values of fixed income holdings.
GDP growth in 2019 slowed down markedly. The Eurozone economy was impacted by a manufacturing slowdown. Especially export dependent countries like Germany and Italy were impacted. The slowdown was the result of a combination of factors. The automotive sector was hit by new emission standards and weakness in some export markets like the UK. Also the trade conflict between the US and China, might have resulted in lower Chinese demand. A bright spot remained private consumption and the services sectors, which held up well despite these developments. The Brexit process also resulted in continued uncertainty. The deadline was postponed twice. Firstly, due to the inability of the UK parliament ratify a deal and secondly, to allow for new elections. These elections resulted in a clear majority of the conservative party, which led to an exit from the EU in January 2020.
The ECB decided to ease monetary conditions further. Initially they introduced new targeted longer-term refinancing operations (TLTROs) to ease credit conditions. In September the ECB decided to also reinstate the asset purchase program (APP) at a monthly pace of EUR 20 billion and to lower the deposit rate further into negative territory to
-0.5%.
Impairment of financial assets
Aegon regularly monitors industry sectors and individual debt securities for indicators of impairment. These indicators may include one or more of the following: 1) deteriorating market to book ratio, 2) increasing industry risk factors, 3) deteriorating financial condition of the issuer, 4) covenant violations by the issuer, 5) high probability of bankruptcy of the issuer, or 6) downgrades by internationally recognized credit rating agency. Additionally, for asset-backed securities, cash flow trends and underlying levels of collateral are monitored. A security is impaired if there is objective evidence that a loss event has occurred after the initial recognition of the asset that has a negative impact on the estimated future cash flows.
In the sections below a description is provided on the composition of the categories of debt securities and money market investments. Individual issuers rated below investment grade in any sector which have unrealized loss positions greater than EUR 25 million are disclosed separately. Furthermore, quality ratings of investment portfolios are based on a composite of the main rating agencies (S&P, Moody’s and Fitch) and Aegon’s internal rating of the counterparty.
Residential mortgage-backed securities
Aegon Americas and Aegon the Netherlands hold EUR 2,533 million (December 31, 2018: EUR 2,497 million) of residential mortgage-backed securities available-for-sale
(RMBS), of which EUR 2,222 million (December 31, 2018: EUR 2,102 million) is held by Aegon Americas and EUR 311 million (December 31, 2018: EUR 395 million) by Aegon the Netherlands. Residential mortgage-backed securities are securitizations of underlying pools of non-commercial
mortgages on real estate. The underlying residential mortgages have varying credit characteristics and are pooled together and sold in tranches. The following table shows the breakdown of Aegon America’s RMBS available-for-sale
(AFS) portfolio.

AFS RMBS by quality	AAA	AA	A	BBB	<BBB	Total amortized cost	Total fair value

GSE guaranteed	735	43	-	-	-	778	782

Prime jumbo	6	16	1	2	32	56	62

Alt-A	48	59	15	10	242	373	462

Negative amortization floaters	-	2	-	9	382	394	468

Other housing	2	9	2	7	317	337	449

At December 31, 2019	790	129	18	28	973	1,938	2,222

Of which insured	-	-	16	4	88	109	100

AFS RMBS by quality	AAA	AA	A	BBB	<BBB	Total amortized cost	Total fair value

GSE guaranteed	450	149	-	-	-	599	599

Prime jumbo	-	16	1	5	98	120	124

Alt-A	-	59	17	5	221	301	397

Negative amortization floaters	-	1	-	11	438	450	533

Other housing	-	13	4	16	333	366	450

At December 31, 2018	450	238	22	36	1,089	1,836	2,102

Of which insured	-	-	20	5	99	124	113
A significant part of Aegon America’s RMBS holdings are rated below BBB, as the issuances took place before the United States housing downturn that started in 2007.

Additionally, Aegon Americas has investments in RMBS of EUR 67 million (December 31, 2018: EUR 35 million), which are classified as fair value through profit or loss.
RMBS of Aegon Americas are monitored and reviewed on a monthly basis. Detailed cash flow models using the current collateral pool and capital structure on the portfolio are updated and reviewed quarterly. Model output is generated under base and stress-case scenarios. Aegon’s RMBS asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan,
bottom-up
approach to modeling. Key assumptions used in the models are projected defaults, loss severities, and prepayments. Each of these key assumptions varies greatly based on the significantly diverse characteristics of the current collateral pool for each security.
Loan-to-
value, loan size, and borrower credit history are some of the key characteristics used to determine the level of assumption that is utilized. Defaults were estimated by identifying the loans that are in various delinquency buckets and defaulting a certain percentage of them over the near-term and long-term. Assumed defaults on delinquent loans are dependent on the specific security’s collateral attributes and historical performance.
Prepayments and loss severity assumptions were determined by obtaining historical rates from broader market data and by adjusting those rates for vintage, specific pool performance, collateral type, mortgage insurance and estimated loan modifications. Prepayments were estimated by examining historical averages of prepayment activity on the underlying collateral. Quantitative ranges of significant assumptions within Aegon’s modeling process for Prime Jumbo,
Alt-A,
Negative Amortization and subprime RMBS are as follows: prepayment assumptions range from approximately 0% to 33% with a weighted average of approximately 8.44% (2018: 5.45%),

the increase compared to prior year is related to a change in the model from using ‘delinquent’ loans to using ‘defaulted’ loans. Assumed loan defaults range from 0% to 56% with a weighted average of approximately 20.42% and are dependent on the specific security’s collateral attributes and historical performance, while loss severity assumptions range from approximately 0% to 105%, with a weighted average of approximately 50.19% (2018: 56.96%).
Once the entire pool is modeled, the results are closely analyzed by Aegon’s asset specialists to determine whether or not Aegon’s particular tranche or holding is at risk for not collecting all contractual cash flows taking into account the seniority and other terms of the tranches held.
Aegon the Netherlands has mandated Aegon Asset Management to invest in RMBS transactions. Aegon Asset Management uses its own proprietary cash flow tools to analyze and stress test RMBS transactions. The key input parameters are default rates and loss given default assumptions, which are established based on historical pool characteristics and current loan level data. Cash flows for each bond are modelled in 225 scenarios of varying severity, ranging from our base case to extreme stress to even unrealistic scenarios to establish breaking points of the tranche. The model takes all deal characteristics, such as waterfall or reserve funds, into account and gives us detailed insight in the risk of principal loss or deferral of contractual cash flows.
The total gross unrealized loss
on available-for-sale
RMBS of Aegon Americas and Aegon the Netherlands amounted to EUR 18 million (December 31, 2018: EUR 30 million), of which EUR 18 million (December 31, 2018: EUR 29 million) relates to positions of Aegon Americas, and the total net unrealized gain on available-for-sale
RMBS was EUR 288 million (December 31, 2018: EUR 269 million), including a EUR 284 million (December 31, 2018: EUR 266 million) net unrealized gain relating to positions of Aegon Americas.
The United States’ housing market remains buoyant but has transitioned to a more moderate growth trajectory. The housing market continues to benefit from favorable interest rates, high employment, income growth, demographic and supply conditions and has manifested itself in low borrower delinquencies, better recoveries upon liquidation and short property sale timelines. Although housing affordability has come under pressure from years of price appreciation outpacing wage growth, declining mortgage rates during 2019 have mitigated this risk. The confluence of large rates moves, modest spread tightening and rapid deleveraging helped facilitate modest positive returns for legacy non-agency
in second half of 2019.
In general, the European housing market showed further improvement in 2019. House prices are increasing and affordability remains high given the low level of interest rates. Although economic development was healthy, markets are expecting (global) growth to slow. Unemployment levels meanwhile continue to be at historically low levels which is clearly beneficial for consumer risk in general and retail mortgages in particular. Improving fundamentals, deleveraging of the deals and collateral, and negative net supply (together with increasing demand) in the sector were compensated by political related turmoil and expectations of a less benign macroeconomic climate due to increased trade tensions and this resulted in a marginal widening of credit spreads.
There are no individual issuers rated below investment grade in this RMBS sector which have unrealized loss position greater than EUR 25 million.
The fair values of Aegon Americas’
available-for-sale
(AFS) RMBS instruments were determined as follows:

	Level II	Level III	Total 2019	Level II	Level III	Total 2018
RMBS	2,188	34	2,222	2,060	42	2,102
Commercial mortgage-backed securities
As of December, 31, 2019, Aegon Americas and Aegon the Netherlands hold EUR 3,440 million (December 31, 2018: EUR 3,349 million) of AFS commercial mortgage-backed securities (CMBS), of which EUR 3,427 million (December 31, 2018: EUR 3,314 million) is held by Aegon Americas and EUR 13 million (December 31, 2018: EUR 35 million) by Aegon the Netherlands. CMBS are securitizations of underlying pools of mortgages on commercial real estate. The underlying mortgages have varying risk characteristics and are pooled together and sold in different rated tranches. The company’s CMBS include conduit, large loan, single borrower, commercial real estate collateralized debt obligations (CRE CDOs), collateralized debt obligations (CDOs), government agency, and franchise loan receivable trusts.
The total gross unrealized loss on
available-for-sale
CMBS of Aegon Americas amounted to EUR 6 million as of December 31, 2019 (December 31, 2018: EUR 44 million). The total net unrealized gain on the available-for-sale
CMBS as of December 31, 2019, is EUR 157 million (December 31, 2018: EUR 17 million), of which EUR 104 million (December 31, 2018: EUR 17 million) relates to positions of Aegon Americas. CMBS fundamentals remain stable. The delinquency rate continues to fall, led by distressed legacy loan resolutions. Despite modest spread widening during the 2 nd
half of 2019, US CMBS prices continue to be supported by lower interest rates.
The tables below summarize the credit quality of Aegon Americas’
available-for-sale
(AFS) CMBS portfolio. Additionally, as of December 31, 2019, Aegon Americas has no investments in CMBS (December 31, 2018: EUR nil), which are classified as fair value through profit or loss.

CMBS by quality	AAA	AA	A	BBB	<BBB	Total amortized cost	Total fair value

CMBS	2,540	639	109	7	29	3,323	3,427

At December 31, 2019	2,540	639	109	7	29	3,323	3,427

CMBS by quality	AAA	AA	A	BBB	<BBB	Total amortized cost	Total fair value

CMBS	2,635	567	65	3	57	3,326	3,310

CMBS and CRE CDOs	-	-	-	-	5	5	4

At December 31, 2018	2,635	567	65	3	62	3,331	3,314
CMBS of Aegon Americas are monitored and reviewed on a monthly basis. Detailed cash flow models using the current collateral pool and capital structure on the portfolio are updated and reviewed quarterly. Model output is generated under base and several stress-case scenarios by Aegon’s internal CMBS asset specialists. For conduit securities, a widely recognized industry modeling software is used to perform a loan-by-loan,
bottom-up
approach. For
non-conduit
securities, a CMBS asset specialist works closely with Aegon’s real estate valuation group to determine underlying asset valuation and risk. Both methodologies incorporate external estimates on the property market, capital markets, property cash flows, and loan structure. Results are then closely analyzed by the asset specialist to determine whether or not a principal or interest loss is expected to occur.
As the remaining unrealized losses in the CMBS portfolio relate to holdings where Aegon expects to receive full principal and interest, Aegon does not consider the underlying investments to be impaired as of December 31, 2019.
There are no individual issuers rated below investment grade in the CMBS sector which have unrealized loss position greater than EUR 25 million.

The fair values of Aegon Americas’
available-for-sale
(AFS) CMBS instruments were determined as follows:

	Level II	Level III	Total 2019	Level II	Level III	Total 2018

CMBS	3,427	-	3,427	3,310	4	3,314
Asset-backed securities
Aegon Americas and Aegon the Netherlands hold EUR 3,332 million (December 31, 2018: EUR 4,503 million) of AFS ABS instruments of which EUR 2,239 million (December 31, 2018: EUR 2,626 million) is held by Aegon Americas and EUR 1,093 million (December 31, 2018: EUR 1,877 million) by Aegon the Netherlands. Additionally, as of December 31, 2019, Aegon Americas has investments in ABS of EUR 3 million (December 31, 2018: EUR 6 million), which are classified as fair value through profit or loss. ABS are securitizations of underlying pools of credit card receivables, auto financing loans, small business loans, bank loans, and other receivables.
The underlying assets of the asset backed securities have been pooled together and sold in tranches with varying credit ratings.
The total gross unrealized loss on
available-for-sale
ABS of Aegon Americas and Aegon the Netherlands amounted to EUR 9 million as of December 31, 2019 (December 31, 2018: EUR 52 million). Aegon Americas has EUR 5 million (December 31, 2018: EUR 18 million) of this gross unrealized loss and Aegon the Netherlands EUR 3 million (December 31, 2018: EUR 34 million).
In the United States, increasing investor demand has been met with new issuance in the asset-backed sector. Spreads in the asset-backed sector tightened in 2019. In the second half of 2019, the European ABS market showed a positive performance. Spreads declined in most of the European ABS sectors. Our outlook for European ABS markets remains moderately positive for the short to medium term. Despite the bleaker macroeconomic picture, we still consider ABS fundamentals to be supportive for most European

ABS sectors. In addition, favorable technicals will persist for the European ABS markets. Alongside ECB demand, investor demand is increasing as well driven by the search for yield.
The breakdown by quality of the
available-for-sale
(AFS) ABS portfolio of Aegon Americas and Aegon the Netherlands is as follows:

ABS US and NL	AAA	AA	A	BBB	<BBB	Total amortized cost	Total fair value
Credit cards	66	1	-	-	-	67	77
Autos	147	-	72	2	-	220	222
Small business loans	-	-	2	6	13	21	21
CDOs backed by ABS, Corp. bonds, Bank loans	1,201	229	45	42	49	1,567	1,569
Other ABS	429	98	760	104	9	1,400	1,444
At December 31, 2019	1,843	329	878	154	71	3,274	3,332

ABS US and NL	AAA	AA	A	BBB	<BBB	Total amortized cost	Total fair value
Credit cards	174	19	-	-	-	193	201
Autos	230	-	58	2	-	290	289
Small business loans	-	-	2	12	46	60	63
CDOs backed by ABS, Corp. bonds, Bank loans	1,535	479	216	146	46	2,423	2,386
Other ABS	525	151	774	88	8	1,547	1,563
At December 31, 2018	2,464	649	1,051	248	100	4,512	4,503
There were no individual issuers rated below investment grade in this ABS sector which has unrealized loss position greater than EUR 25 million.
The fair values of Aegon Americas and Aegon the Netherlands
available-for-sale
(AFS) ABS instruments were determined as follows:

	Level II	Level III	Total 2019	Level II	Level III	Total 2018
ABSs	2,668	664	3,332	3,650	853	4,503
Corporate - Industrial sector
The Industrial sector is further subdivided into various
sub-sectors.
A majority of Aegon’s
available-for-sale
portfolio gross unrealized loss is in the Energy
sub-sectors.
Corporate – Industrial sector - Energy
sub-sector
Within the Energy
sub-sector,
Aegon Americas and Aegon the Netherlands hold EUR 3,961 million (December 31, 2018: EUR 3,802 million) of AFS bonds, of which EUR 3,844 million (December 31, 2018: EUR 3,592 million) is held by Aegon Americas and EUR 117 million (December 31, 2018: EUR 211 million) by Aegon the Netherlands. In aggregate, the gross unrealized loss on these bonds amounted to EUR 62 million (December 31, 2018: EUR 138 million) and the net unrealized gain on these bonds amounted to EUR 367 million (December 31, 2018: EUR 13 million).
The Energy
sub-sector
encompasses various industries including integrated oil and gas producers, independent oil and gas producers, midstream processing and transport, oil field services and drilling, and refining. Lower oil and natural gas prices have reduced cash flow for upstream companies, and reduced access to capital for some producers. Oil field service and drilling companies have been pressured by reduced capital spending by their upstream client base and excess capacity which has resulted in pricing concession and margin compression. Refiners are navigating rising feedstock prices and tightening quality spreads as well as uncertainty around global demand. Commodity price pressure has been the result of strong non-OPEC
supply growth, high global inventories and concerns on trade and softening global demand, partially offset by supply disruptions and geo-political
tensions. In response, OPEC has coordinated a series of agreements to curtail production levels in an effort to reduce global inventories and increase prices. Aegon evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2019.

There are no individual issuers rated below investment grade in this sub-sector
which have unrealized loss positions greater than EUR 25 million.

Unrealized loss by maturity
The table below shows the composition by maturity of all
available-for-sale
debt securities in an unrealized loss position held by Aegon Americas and Aegon the Netherlands.

	December 31, 2019		December 31, 2018
Debt securities	Carrying value of securities with gross unrealized losses	Gross unrealized losses	Carrying value of securities with gross unrealized losses	Gross unrealized losses
One year or less	247	(1)	643	(18)
Over 1 through 5 years	983	(26)	5,545	(120)
Over 5 through 10 years	1,175	(47)	9,575	(446)
Over 10 years	2,002	(135)	8,317	(680)
Total	4,407	(210)	24,080	(1,264)
Unrealized loss by credit quality
The table below shows the composition by credit quality of debt securities, available-for-sale,
in an unrealized loss position held by Aegon Americas and Aegon the Netherlands.

	December 31, 2019		December 31, 2018
Debt securities	Carrying value of securities with unrealized losses	Unrealized losses	Carrying value of securities with unrealized losses	Unrealized losses
AAA	1,340	(10)	6,318	(186)
AA	452	(8)	1,468	(48)
A	662	(13)	5,345	(181)
BBB	1,345	(58)	8,881	(578)
BB	181	(17)	920	(90)
B	186	(25)	742	(87)
Below B	240	(78)	407	(95)
Total	4,407	(210)	24,080	(1,264)
The table below provides the length of time an
available-for-sale
security has been below cost and the respective unrealized loss.

	At December 31, 2019
Debt securities	Investment grade carrying value of securities with unrealized losses	Below investment grade carrying value of securities with unrealized losses	Investment grade unrealized loss	Below investment grade unrealized loss
0 – 6 months	2,178	132	(35)	(7)
6 – 12 months	128	45	(2)	(4)
> 12 months	1,493	432	(52)	(110)
Total	3,799	608	(89)	(121)

	At December 31, 2018
Debt securities	Investment grade carrying value of securities with unrealized losses	Below investment grade carrying value of securities with unrealized losses	Investment grade unrealized loss	Below investment grade unrealized loss
0 – 6 months	8,354	977	(227)	(58)
6 – 12 months	9,976	609	(504)	(96)
> 12 months	3,681	483	(261)	(119)
Total	22,012	2,069	(992)	(272)

The unrealized loss increased during 2019 due mainly to widening credit spreads and increasing US Treasury rates.
Aging and severity unrealized losses
The table below provides the length of time a below investment grade security has been in an unrealized loss and the percentage of carrying value (CV) to amortized cost in Aegon Americas and Aegon the Netherlands.

		2019		2018
Aging and severity unrealized losses debt securities	Carrying value	Unrealized losses	Carrying value	Unrealized losses

CV 70-100% of amortized cost	131	(6)	970	(53)

CV 40-70% of amortized cost	1	(1)	7	(5)

CV < 40% of amortized cost	-	-	-	-

0-6 months	132	(7)	977	(58)

CV 70-100% of amortized cost	43	(3)	577	(76)

CV 40-70% of amortized cost	1	(1)	31	(18)

CV < 40% of amortized cost	-	-	-	(1)

6-12 months	45	(4)	609	(96)

CV 70-100% of amortized cost	175	(21)	143	(21)

CV 40-70% of amortized cost	33	(22)	8	(5)

CV < 40% of amortized cost	4	(9)	1	(2)

12-24 months	213	(52)	151	(28)

CV 70-100% of amortized cost	192	(24)	265	(34)

CV 40-70% of amortized cost	13	(9)	58	(43)

CV < 40% of amortized cost	14	(25)	8	(13)

> 24 months	219	(58)	331	(90)
Total	608	(121)	2,069	(272)
There are no individual issuers rated below investment grade which has an unrealized loss greater than EUR 25 million.

Realized gains and losses on debt securities of Aegon Americas and Aegon the Netherlands
The following table provides the realized gains and losses on the debt securities of Aegon Americas and Aegon the Netherlands for the twelve months ended December 31, 2019, and December 31, 2018.

Gross realized gains and (losses)	Gross realized gains	Gross realized losses

December 31, 2019

Debt securities	405	(66)

December 31, 2018

Debt securities	156	(378)
The table below provides the length of time the security was below cost prior to the sale and the respective realized loss for assets not considered impaired.

	Gross realized losses
	0 -12 months	>12 months	Total

December 31, 2019

Debt securities	(32)	(34)	(66)

December 31, 2018

Debt securities	(145)	(233)	(378)

Impairment losses and recoveries
The composition of Aegon Americas and Aegon the Netherlands’ bond impairment losses and recoveries by issuer for the periods ended December 31, 2019, and December 31, 2018, is presented in the table below. Those issuers with impairments or recoveries above EUR 25 million are specifically noted.

	2019	2018
	(Impairment) / recovery	(Impairment) / recovery
Impairments:

Other (none individually greater than EUR 25 million)	(49)	(24)

Subtotal	(49)	(24)

Recoveries:

Total recoveries	66	34

Sub-total	66	34

Net (impairments) and recoveries	17	10
Net (impairments) and recoveries
Net recoveries for the twelve months ended December 31, 2019, totaled EUR 17 million (twelve months ended December 31, 2018: EUR 10 million net recoveries).
For the twelve months ended December 31, 2019, Aegon recognized EUR 66 million (twelve months ended December 31, 2018: EUR 34 million) in recoveries on previously impaired securities. In each case where a recovery was taken on structured securities, improvements in underlying cash flows for the security were documented and modeling results improved significantly. Recoveries on non-structured
securities were supported by documented credit events combined with significant market value improvements.
Past due and impaired assets
The tables that follow provide information on past due and individually impaired financial assets for the whole Aegon Group. An asset is past due when a counterparty has failed to make a payment when contractually due. Assets are impaired when an impairment loss has been charged to the income statement relating to this asset. After the impairment loss is reversed in subsequent periods, the asset is no longer considered to be impaired. When the terms and conditions of financial assets have been renegotiated, the terms and conditions of the new agreement apply in determining whether the financial assets are past due.
Aegon’s policy is to pursue realization of the collateral in an orderly manner as and when liquidity permits. Aegon generally does not use the non-cash
collateral for its own operations.

	2019				2018
Past due but not impaired assets	0-6 months	6-12 months	> 1 year	Total	0-6 months	6-12 months	> 1 year	Total

Debt securities - carried at fair value	70	21	10	101	108	121	48	277

Mortgage loans	198	3	-	201	192	22	2	215

Other loans	35	4	4	43	41	2	2	45

Accrued interest	1	-	1	2	3	3	-	6

Other financial assets - carried at fair value	22	-	-	22	-	-	-	-

At December 31	326	28	16	370	344	148	52	544

Impaired financial assets	Carrying amount 2019	Carrying amount 2018

Shares	30	33

Debt securities - carried at fair value	945	1,085

Mortgage loans	58	122

Other loans	3	3

Other financial assets - carried at fair value	4	5
At December 31	1,039	1,247

Equity instruments classified as
available-for-sale
Objective evidence of impairment of an investment in an equity instrument classified as available-for-sale
includes information about significant changes with an adverse effect that have taken place in the technological, market, economic or legal environment in which the issuer operates, and indicates that the cost of the investment in the equity instrument may not be recovered. A significant or prolonged decline in the fair value of an investment in an equity instrument below its cost is also objective evidence of impairment. Significant or prolonged decline is generally defined within Aegon as an unrealized loss position for more than six months or a fair value of less than 80% of the cost price of the investment. Additionally, as part of an ongoing process, internal equity analysts actively monitor earnings releases, company fundamentals, new developments and industry trends for any signs of possible impairment.

These factors typically require significant management judgment. The impairment review process has resulted in EUR 7 million of impairment charges for the twelve months ended December 31, 2019 (twelve months ended December 31, 2018: EUR 4 million) for Aegon Americas and Aegon the Netherlands.
As of December 31, 2019, there are EUR 47 million of gross unrealized gains and EUR 24 million of gross unrealized losses in the equity portfolio of Aegon (December 31, 2018: EUR 40 million of gross unrealized gains and EUR 20 million of gross unrealized losses).
The table below represents the unrealized gains and losses on share positions held by Aegon Americas and Aegon the Netherlands.

	Cost basis	Carrying value	Net unrealized gains / (losses)	Carrying value of securities with gross unrealized gains	Gross unrealized gains	Carrying value of securities with gross unrealized losses	Gross unrealized losses
December 31, 2019 Shares	290	312	23	254	47	58	(24)
December 31, 2018
Shares	371	391	20	304	40	86	(20)
The composition of shares by industry sector in an unrealized loss position held by Aegon Americas and Aegon the Netherlands at December 31, 2019, and December 31, 2018 is presented in the following table.

	2019		2018
Unrealized losses on shares	Carrying value of instruments with unrealized losses	Unrealized losses	Carrying value of instruments with unrealized losses	Unrealized losses
Financials	28	(10)	49	(15)
Other	30	(14)	37	(6)
Total	58	(24)	86	(20)
Impairment losses on shares
The table below provides the length of time the shares held by Aegon Americas and Aegon the Netherlands were below cost prior to their impairment in 2019 and 2018.

In million EUR	0- 6 months
2019 Shares	(2)
2018 Shares	(5)
Equity market risk and other investments risk
Fluctuations in the equity, real estate and capital markets have affected Aegon’s profitability, capital position and sales of equity related products in the past and may continue to do so. Exposure to equity, real estate and capital markets exists in both assets and liabilities. Asset exposure exists through direct equity investment, where Aegon bears all or most of the volatility in returns and investment performance risk. Equity market exposure is also present in insurance and investment contracts for policyholders where funds are invested in equities, backing variable annuities, unit-linked products and mutual funds. Although most of the risk remains with the policyholder, lower investment returns can reduce the asset management fee earned by Aegon on the asset balance in these products. In addition, some of this business has minimum return or accumulation guarantees.
The general account equity, real estate and other
non-fixed-income
portfolio of Aegon is as follows:

Equity, real estate and non-fixed income exposure	Americas	The Netherlands	United Kingdom	Southern & Eastern Europe	Asia	Asset Manage- ment	Holding and other activities	Total 2019

Equity funds	161	35	-	63	-	-	-	259

Common shares 1)	130	-	17	4	11	2	94	258

Preferred shares	208	-	-	-	-	-	70	279

Investments in real estate	653	2,229	-	19	-	-	-	2,901

Hedge funds	699	-	-	-	-	2	-	702

Other alternative investments	1,366	405	-	-	-	-	17	1,787

Other financial assets	1,055	1,080	874	10	-	1	-	3,020

At December 31	4,272	3,750	891	96	11	6	181	9,205

1	Common shares in Holding and other activities includes the elimination of treasury shares in the general account for an amount of EUR nil million.

Equity, real estate and non-fixed income exposure	Americas	The Netherlands	United Kingdom	Southern & Eastern Europe	Asia	Asset Manage- ment	Holding and other activities	Total 2018

Equity funds	141	196	-	63	-	-	-	401

Common shares 1)	203	-	3	6	7	1	66	287

Preferred shares	187	-	-	-	-	-	46	233

Investments in real estate	530	2,150	-	21	-	-	-	2,700

Hedge funds	678	1	-	-	-	2	-	681

Other alternative investments	1,206	438	-	-	-	-	22	1,666

Other financial assets	555	832	1,046	9	-	1	-	2,443

At December 31	3,501	3,617	1,050	99	7	5	134	8,412

1	Common shares in Holding and other activities includes the elimination of treasury shares in the general account for an amount of EUR nil million.

Market risk concentrations – shares	Americas	The Netherlands	United Kingdom	Southern & Eastern Europe	Asia	Asset Manage- ment	Total 2019 1)	Of which impaired assets

Communication	26	-	-	-	-	-	32	-

Consumer	7	-	-	-	-	-	9	2

Financials	416	3	-	3	11	2	455	1

Funds	-	1,440	17	63	-	-	1,616	19

Industries	21	-	-	-	-	1	22	4

Other	29	-	-	7	-	2	88	2

At December 31	499	1,443	17	74	11	5	2,221	30

1	Includes investments of Holding and other activities.

Market risk concentrations – shares	Americas	The Netherlands	United Kingdom	Southern & Eastern Europe	Asia	Asset Manage- ment	Total 2018 1)	Of which impaired assets

Communication	26	-	-	-	-	-	32	-

Consumer	6	-	-	-	-	-	7	-

Financials	466	3	-	3	7	-	491	3

Funds	-	1,410	3	69	-	-	1,558	26

Industries	19	-	-	-	-	-	19	-

Other	15	-	-	2	-	4	54	3

At December 31	532	1,412	3	74	7	4	2,161	33

1	Includes investments of Holding and other activities.

The table that follows sets forth the closing levels of certain major indices at the end of the last five years.

	2019	2018	2017	2016	2015

S&P 500	3,231	2,507	2,674	2,239	2,044

Nasdaq	8,973	6,635	6,903	5,383	5,007

FTSE 100	7,542	6,728	7,688	7,143	6,242

AEX	605	488	545	483	442
The sensitivity analysis of net income and shareholders’ equity to changes in equity prices is presented in the table below. The sensitivity of shareholders’ equity and net income to changes in equity markets reflects changes in the market value of Aegon’s portfolio, changes in DPAC amortization, contributions to pension plans for Aegon’s employees and the strengthening of the guaranteed minimum benefits, when applicable. Aegon generally has positive income benefits from equity market increases and negative impacts from equity market declines as it earns fees on policyholder account balances and provides minimum guarantees for account values. Aegon uses options and other equity derivatives to provide protection against the negative impact of equity market declines.

Sensitivity analysis of net income and shareholders’ equity to equity markets

Immediate change of	Estimated approximate effects on net income	Estimated approximate effects on shareholders’ equity
2019

Equity increase 10%	307	450

Equity decrease 10%	(374)	(525)

Equity increase 25%	721	1,083

Equity decrease 25%	(456)	(837)

2018

Equity increase 10%	293	405

Equity decrease 10%	(273)	(379)

Equity increase 25%	789	1,069

Equity decrease 25%	(308)	(562)
Interest rate risk
Aegon bears interest rate risk with many of its products. In cases where cash flows are highly predictable, investing in assets that closely match the cash flow profile of the liabilities can offset this risk. For some Aegon country units, local capital markets are not well developed, which prevents the complete matching of assets and liabilities for those businesses. For some products, cash flows are less predictable as a result of policyholder actions that can be affected by the level of interest rates.
In periods of rapidly increasing interest rates, policy loans, surrenders and withdrawals may increase. Premiums in flexible premium policies may decrease as policyholders seek investments with higher perceived returns. This activity may result in cash payments by Aegon requiring the sale of invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates; this may result in realized investment losses. These cash payments to policyholders result in a decrease in total invested assets and a decrease in net income. Among other things, early withdrawals may also require accelerated amortization of DPAC, which in turn reduces net income.
During periods of sustained low interest rates, Aegon may not be able to preserve margins as a result of minimum interest rate guarantees and minimum guaranteed crediting rates provided on policies. Also, investment earnings may be lower because the interest earnings on new fixed-income investments are likely to have declined with the market interest rates. Mortgage loans and redeemable bonds in the investment portfolio are more likely to be repaid as borrowers seek to borrow at lower interest rates and Aegon may be required to reinvest the proceeds in securities bearing lower interest rates. Accordingly, net income declines as a result of a decrease in the spread between returns on the investment portfolio and the interest rates either credited to policyholders or assumed in reserves.
Aegon manages interest rate risk closely, taking into account all of the complexity regarding policyholder behavior and management action. Aegon employs sophisticated interest rate measurement techniques and actively uses derivatives and other risk mitigation tools to closely manage its interest rate risk exposure. Aegon operates an Investment & Counterparty Risk policy that limits the amount of interest rate risk to which the Group is exposed. All derivative use is governed by Aegon’s Derivative Use Policy. A detailed description on the use of derivatives within Aegon is included in note 24 Derivatives.
The following table shows interest rates at the end of each of the last five years.

	2019	2018	2017	2016	2015

3-month US LIBOR	1.91%	2.81%	1.69%	1.00%	0.61%

3-month EURIBOR	(0.38%)	(0.31%)	(0.33%)	(0.32%)	(0.13%)

10-year US Treasury	1.91%	2.69%	2.41%	2.43%	2.27%

10-year Dutch government	(0.06%)	0.39%	0.53%	0.35%	0.79%
The sensitivity analysis in the table below shows an estimate of the effect of a parallel shift in the yield curves on net income and shareholders’ equity arising from the impact on general account investments and offset due to liabilities from insurance and investment contracts. In general, increases in interest rates are beneficial to Aegon. However, timing and valuation differences between assets and liabilities may cause short-term reductions in net income as rates rise. Rising interest rates would also cause the fair value of the available-for-sale
bond portfolio to decline and the level of unrealized gains could become too low to support recoverability of the full deferred tax asset triggering an allowance charge to income. The offsetting economic gain on the insurance and investment contracts is however not fully reflected in the sensitivities because many of these liabilities are not measured at fair value. The short to medium term reduction in net income due to rising interest rates would be offset by higher net income in later years, all else being equal. Therefore, higher interest rates are not considered a long-term risk to the Group. However, a long sustained period of low interest rates will erode net income due to lower returns earned on reinvestments and due to lower long term returns from decreased overall portfolio yields.

Parallel movement of yield curve	Estimated approximate effects on net income	Estimated approximate effects on shareholders’ equity

2019
Shift up 100 basis points	945	(2,688)

Shift down 100 basis points	(1,236)	1,847

2018
Shift up 100 basis points	(677)	(3,892)

Shift down 100 basis points	1,188	2,819
The hedge strategy targets minimal mismatch according to the Aegon economic framework which aligns with Solvency II Own Funds and stabilize Solvency II ratio volatility.
Currency exchange rate risk
As an international group, Aegon is subject to foreign currency translation risk. Foreign currency exposure exists mainly when policies are denominated in currencies other than the issuer’s functional currency. Currency risk in the investment portfolios backing insurance and investment liabilities is managed using asset liability matching principles. Assets allocated to equity are kept in local currencies to the extent shareholders’ equity is required to satisfy regulatory and self-imposed capital requirements. Therefore, currency exchange rate fluctuations will affect the level of shareholders’ equity as a result of translation of subsidiaries into euro, the Group’s presentation currency. Aegon holds the remainder of its capital base (perpetual capital securities, subordinated and senior debt) in various currencies in amounts that are targeted to correspond to the book value of the country units. This balancing mitigates currency translation impacts on shareholders’ equity and leverage ratios. Aegon does not hedge the income streams from the main non-euro
units and, as a result, earnings may fluctuate due to currency translation. As Aegon has significant business segments in the Americas and in the United Kingdom, the principal sources of exposure from currency fluctuations are from the differences between the US dollar and the euro and between the UK pound and the euro. Aegon may experience significant changes in net income and shareholders’ equity because of these fluctuations.
Aegon operates an investment & Counterparty Risk Policy which applies currency risk exposure limits both at Group and regional levels, and under which direct currency speculation or program trading by country units is not allowed unless explicit approval has been granted by the Group Risk and Capital Committee and the Management Board. Assets should be held in the functional currency of the business written or hedged back to that currency. Where this is not possible or practical, remaining currency exposure should be sufficiently documented and limits are placed on the total exposure at both group level and for individual country units.

Information on Aegon’s three year historical net income/(loss) and shareholders’ equity in functional currency are shown in the table below:

	2019	2018	2017
Net income

Americas (in USD)	1,323	61	1,762
United Kingdom (in GBP)	(29)	35	71

Equity in functional currency
Americas (in USD) 1)	18,117	15,111	17,617
United Kingdom (in GBP)	1,358	1,671	1,905
1
Comparative figures have been reclassified to conform to the current year presentation as the elimination logic has changed. This reclassification is not considered material as there is no effect on consolidated group figures.

The exchange rates for US dollar and UK pound per euro for each of the last five year ends are set forth in the table below:

Closing rates	2019	2018	2017	2016	2015
USD	1.12	1.14	1.20	1.05	1.09
GBP	0.85	0.90	0.89	0.85	0.74
Aegon Group companies’ foreign currency exposure from monetary assets and liabilities denominated in foreign currencies is not material.
The sensitivity analysis in the following table shows an estimate of the effect of movements in the exchange rates of Aegon’s non-euro
currencies relative to the euro on net income and shareholders’ equity.
Sensitivity analysis of net income and shareholders’ equity to translation risk

Movement of currency exchange rates 1)	Estimated approximate effects on net income	Estimated approximate effects on shareholders’ equity
2019
Increase by 15% of USD currencies relative to the euro	203	2,528
Increase by 15% of GBP currencies relative to the euro	(11)	241
Increase by 15% of non-euro currencies relative to the euro	211	2,906
Decrease by 15% of USD currencies relative to the euro	(158)	(1,830)
Decrease by 15% of GBP currencies relative to the euro	9	(163)
Decrease by 15% of non-euro currencies relative to the euro	(150)	(2,094)

2018
Increase by 15% of USD currencies relative to the euro	1	1,909
Increase by 15% of GBP currencies relative to the euro	4	269
Increase by 15% of non-euro currencies relative to the euro	20	2,301
Decrease by 15% of USD currencies relative to the euro	3	(1,389)
Decrease by 15% of GBP currencies relative to the euro	(2)	(179)
Decrease by 15% of non-euro currencies relative to the euro	(9)	(1,659)

1	The effect of currency exchange movements is reflected as a one-time shift up or down in the value of the non-euro currencies relative to the euro on December 31.
Liquidity risk
Liquidity risk is inherent in much of Aegon’s business. Each asset purchased and liability incurred has its own liquidity characteristics. Some liabilities are surrenderable while some assets, such as privately placed loans, mortgage loans, real estate and limited partnership interests, have low liquidity. If Aegon requires significant amounts of cash on short notice in excess of normal cash requirements and existing credit facilities, it may have difficulty selling these investments at attractive prices or in a timely manner. Liquidity risk is also affected by our use of collateralized financial derivatives to mitigate risk.
Aegon operates a Liquidity Risk Policy under which country units are obliged to maintain sufficient levels of highly liquid assets to meet cash demands by policyholders and account holders over the next two years. Potential cash demands are assessed under a stress scenario including spikes in disintermediation risk due to rising interest rates and concerns over Aegon’s financial strength due to multiple downgrades of the Group’s credit rating. At the same time, the liquidity of assets other than cash and government issues is assumed to be severely impaired for an extended period of time. All legal entities and Aegon Group must maintain enough liquidity in order to meet all cash needs under this extreme scenario.
Aegon held EUR 31,066 million of general account investments in cash, money market products and government bonds that are readily saleable or redeemable on demand (2018: EUR 32,116 million). The Group expects to meet its obligations, even in a stressed liquidity event, from operating cash flows and the proceeds of maturing assets as well as these highly liquid assets. Further, the Group has access to back-up
credit facilities, as disclosed in note 37 Borrowings, amounting to EUR 3,403 million which were unused at the end of the reporting period (2018: EUR 3,680 million).
The maturity analysis below shows the remaining contractual maturities of each category of financial liabilities (including coupon interest). When the counterparty has a choice of when an amount is paid, the liability is included on the basis of the earliest date on which it can be required to be paid. Financial liabilities that can be required to be paid on demand without any delay are reported in the category ‘On demand.’ If there is a notice period, it has been assumed that notice is given immediately and the repayment has been presented at the earliest date after the end of the notice period. When the amount payable is not fixed, the amount reported is determined by reference to the conditions existing at the reporting date. For example, when the amount payable varies with changes in an index, the amount disclosed may be based on the level of the index at the reporting date.
To manage the liquidity risk arising from financial liabilities, Aegon holds liquid assets comprising cash and cash equivalents and investment grade investment securities for which there is an active and liquid market. These assets can be readily sold to meet liquidity requirements. For this reason, Aegon believes that it is not necessary to disclose a maturity analysis in respect of these assets to enable users to evaluate the nature and extent of liquidity risk.

Maturity analysis – gross undiscounted contractual cash flows (for non-deriva tives)	On demand	< 1 yr amount	1 < 5 yrs amount	5 < 10 yrs amount	> 10 yrs amount	Total amount
2019
Trust pass-through securities	-	9	36	106	67	218
Subordinated loans	-	109	437	347	3,077	3,971
Borrowings	-	3,967	4,202	1,109	1,119	10,397
Investment contracts 1)	14,281	1,930	1,888	1,001	795	19,895
Investment contracts for account of policyholders 1)	32,463	26,298	6	3	2	58,772
Lease liabilities	-	51	120	66	92	331
Other financial liabilities	4,867	2,713	313	96	257	8,245
Total financial liabilities (excluding investment/insurance contracts)	4,867	6,798	4,988	1,658	4,520	22,831
2018
Trust pass-through securities	-	9	36	110	69	223
Subordinated loans	-	66	266	201	1,400	1,933
Borrowings	-	1,713	8,136	1,499	2,825	14,174
Investment contracts 1)	13,305	1,439	1,831	985	1,517	19,077
Investment contracts for account of policyholders 1)	29,360	19,670	20	26	91	49,166
Other financial liabilities	5,849	2,445	81	45	38	8,457
Total financial liabilities (excluding investment/ insurance contracts)	5,849	4,234	8,519	1,854	4,332	24,787

1	Excluding investment contracts with discretionary participating features.
Aegon’s liquidity management is based on expected claims and benefit payments rather than on the contractual maturities. The projected cash benefit payments in the table below are based on management’s best estimates of the expected gross benefits and expenses, partially offset by the expected gross premiums, fees and charges relating to the existing business in force. Estimated cash benefit payments are based on mortality, morbidity and lapse assumptions based on Aegon’s historical experience, modified for recently observed trends. Actual payment obligations may differ if experience varies from these assumptions. The cash benefit payments are presented on an undiscounted basis and are before deduction of tax and before reinsurance.

Financial liabilities relating to insurance and investment contracts 1)	On demand	< 1 yr amount	1 < 5 yrs amount	5 < 10 yrs amount	> 10 yrs amount	Total amount
2019
Insurance contracts	-	3,500	13,003	15,668	119,044	151,216
Insurance contracts for account of policyholders	-	9,666	36,782	36,571	130,299	213,318
Investment contracts	-	8,857	5,837	2,503	4,347	21,544
Investment contracts for account of policyholders	181	10,311	28,244	31,766	81,024	151,527
	181	32,335	83,868	86,508	334,714	537,605
2018
Insurance contracts	-	5,255	17,147	17,891	126,514	166,807
Insurance contracts for account of policyholders	-	8,382	35,238	36,455	130,475	210,550
Investment contracts	-	6,679	6,985	2,739	5,087	21,490
Investment contracts for account of policyholders	169	8,839	23,185	28,747	64,185	125,125
	169	29,155	82,556	85,831	326,261	523,972
1
The liability amount in the consolidated financial statements reflects the discounting for interest as well as adjustments for the timing of other factors as described above. As a result, the sum of the cash benefit payments shown for all years in the table exceeds the corresponding liability amounts included in notes 34 Insurance contracts and 35 Investments contracts.

The following table details the Group’s liquidity analysis for its derivative financial instruments, based on the undiscounted contractual net cash inflows and outflows on derivative instruments that settle on a net basis, and the undiscounted gross inflows and outflows on those derivatives that require gross settlement.

Maturity analysis relating to derivatives 1) (Contractual cash flows)	On demand	< 1 yr amount	1 < 5 yrs amount	5 < 10 yrs amount	> 10 yrs amount	Total amount
2019

Gross settled
Cash inflows	-	17,162	3,098	4,470	11,628	36,357
Cash outflows	-	(17,056)	(2,922)	(3,570)	(10,071)	(33,619)

Net settled
Cash inflows	-	865	3,091	3,537	6,798	14,292
Cash outflows	-	(983)	(2,594)	(2,832)	(7,716)	(14,126)
2018

Gross settled
Cash inflows	-	23,453	8,092	11,323	21,233	64,101
Cash outflows	-	(23,143)	(7,351)	(10,832)	(20,816)	(62,141)

Net settled
Cash inflows	-	156	709	982	2,230	4,078
Cash outflows	-	(66)	(288)	(516)	(5,743)	(6,614)
1
Derivatives includes all financial derivatives regardless whether they have a positive or a negative value. It does not include bifurcated embedded derivatives. These are presented together with the host contract. For interest rate derivatives only, cash flows related to the pay leg are taken into account for determining the gross undiscounted cash flows.

For maturity information on other obligations, please refer to note 45 Commitments and contingencies.